UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

(RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[X]	Preliminary Information Statement

[ ]	Definitive Information Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

REALBIZ MEDIA GROUP, INC.

(Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

[X]		No fee required

[ ]		Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which the transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]		Fee paid previously with preliminary materials

[  ]        Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

REALBIZ MEDIA GROUP, INC.

9841 Washingtonian Boulevard, #390

Gaithersburg, MD 20878

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Gaithersburg, Maryland

*, 2017

This notice and accompanying Information Statement is furnished to the holders of shares of common stock, par value $0.001 per share (“Common Stock”), of RealBiz Media Group, Inc., a Delaware corporation (the “Company”) pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C and Schedule 14C thereunder, in connection with the approval of the action described below (the “Corporate Action”) taken by unanimous written consent of the Board of Directors of the Company and by written consent of the holder of a majority of the voting power of the issued and outstanding capital stock of the Company:

1.	Approve an amendment to the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to increase the number of authorized shares of Common Stock of the Company to 1,500,000,000 from to 1,000,000,000 shares (the “Common Stock Increase”).

The purpose of this Information Statement is to notify our stockholders that on November 30, 2017, a stockholder holding a majority of the voting power of our issued and outstanding shares of voting stock, executed a written consent approving the Corporate Action. In accordance with Rule 14c-2 promulgated under the Exchange Act, the Corporate Action will become effective no sooner than 20 days after we mail this notice and the accompanying Information Statement to our stockholders.

The written consent that we received constitutes the only stockholder approval required for the Corporate Action under Delaware law and the Company’s Certificate of Incorporation and Bylaws. As a result, no further action by any other stockholder is required to approve the Corporate Action and we have not and will not be soliciting your approval of the Corporate Action. Notwithstanding, the holders of our common and preferred stock of record at the close of business on November 30, 2017 are entitled to notice of the stockholder action by written consent.

This notice and the accompanying Information Statement are being mailed to our holders of Common Stock of record as of November 30, 2017 on or about *, 2018. This notice and the accompanying Information Statement shall constitute notice to you of the action by written consent in accordance with Rule 14c-2 promulgated under the Exchange Act.

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

By Order of the Board of Directors,

/s/ Anshu Bhatnagar
Anshu Bhatnagar
Chairman of the Board

REALBIZ MEDIA GROUP, INC.

9841 Washingtonian Boulevard, #390

Gaithersburg, MD 20878

INFORMATION STATEMENT

GENERAL INFORMATION

RealBiz Media Group, Inc. (the “Company”) is a Delaware corporation with its principal executive offices located at 9841 Washingtonian Boulevard, #390, Gaithersburg, MD 20878. The Company’s telephone number is (301) 329-2702. This Information Statement is being sent to the Company’s stockholders (the “Stockholders”) by the board of directors (the “Board of Directors”) to notify them about certain actions that the holders of a majority of the Company’s outstanding voting capital stock have taken by written consent, in lieu of a special meeting of the Stockholders. The action was taken on November 30, 2017, and will be effective on a date that is at least 20 days after the mailing of this Information Statement.

On November 30, 2017, the Board of Directors and the Stockholders holding a majority of the Company’s outstanding voting capital stock approved, by written consent in lieu of a meeting, the below-mentioned action. Accordingly, neither your vote nor your consent is required and neither is being solicited in connection with the approval of the action.

November 30, 2017 is the record date (the “Record Date”) for the determination of Stockholders who are entitled to receive this Information Statement.

This Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being furnished pursuant to Section 14 of the Exchange Act to the Stockholders of the Company to notify such Stockholders of the following action to be taken on or about *, 2018 (the “Corporate Action”):

1.	Approve an amendment to the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to increase the number of authorized shares of Common Stock of the Company to 1,500,000,000 from 1,000,000,000 shares (the “Common Stock Increase”).

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposal will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the Stockholders. This Information Statement will serve as written notice to Stockholders pursuant to the Delaware General Corporation Law (“DGCL”).

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

ABOUT THE INFORMATION STATEMENT

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

This Information Statement is being furnished to you pursuant to Section 14 of the Exchange Act to notify the Company’s Stockholders as of the close of business on the Record Date of a corporate action taken by a majority of the Company’s Stockholders.

Stockholders holding a majority of the Company’s outstanding voting capital stock have voted in favor of the Corporate Action as outlined in this Information Statement, which action will be effective on a date that is at least 20 days after the mailing of this Information Statement.

WHO IS ENTITLED TO NOTICE?

Each outstanding share of the Company’s voting securities on the close of business on the Record Date is entitled to notice of each matter voted on by the Stockholders. Stockholders as of the close of business on the Record Date that held the authority to cast votes in excess of fifty percent (50%) of the Company’s outstanding voting power have voted in favor of the Corporate Action. Under the DGCL, stockholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the Stockholders.

WHAT CONSTITUTES THE VOTING SHARES OF THE COMPANY?

The voting power entitled to vote on the Corporate Action consists of the vote of the holders of a majority of the Company’s outstanding voting securities as of the Record Date. As of the Record Date, the Company’s voting securities consisted of 252,587,588 shares of Common Stock, 100,000 shares of Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”)and 160,000 shares of Series C Convertible Preferred Stock, par value $0.001 per share (the “Series C Preferred Stock”). Each share of Series A Preferred Stock is entitled to cast five one hundredths of one (0.05) vote on matters submitted to the holders of Common Stock and each share of Series C Preferred Stock is entitled to cast ten thousand (10,000) votes on matters submitted to the holders of Common Stock.

WHAT CORPORATE MATTERS DID THE STOCKHOLDERS VOTE FOR, AND HOW DID THEY VOTE?

Stockholders holding a majority of our outstanding voting securities have voted in favor of the following proposal:

1.	Approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company to 1,500,000,000 from 1,000,000,000 shares.

WHAT VOTE IS REQUIRED TO APPROVE THE CORPORATE ACTION?

No further vote is required for approval of the Corporate Action.

WHO IS PAYING THE COST OF THIS INFORMATION STATEMENT?

We will pay for preparing, printing and mailing of this information statement. Our costs are estimated at approximately $10,000.

OUTSTANDING VOTING SECURITIES

As of the Record Date, the Company’s authorized capital consisted of 1,125,000,000 shares of capital stock, 1,000,000,000 of which are authorized as common stock, par value $0.001 per share (the “Common Stock”) and 125,000,000 are authorized as preferred stock of which (i) 120,000,000 are authorized as Series A Preferred Stock, and (ii) 1,000,000 are authorized as Series C Preferred Stock. As of the Record Date, 252,587,588 shares of Common Stock, 100,000 shares of Series A Preferred Stock and 160,000 shares of Series C Preferred Stock were issued and outstanding.

Each share of outstanding Common Stock is entitled to one vote on matters submitted to the Stockholders. Each share of Series A Preferred Stock is entitled to cast five one hundredths of one (0.05) vote on matters submitted to the Stockholders. Each share of Series C Preferred Stock is entitled to cast ten thousand (10,000) votes on matters submitted to the Stockholders.

The following Stockholders voted in favor of the Corporate Action:

Series A Preferred Stock Votes

Name	Number of Votes	Percentage of Total Votes (1)

Anshu Bhatnagar	5,000	100%
TOTAL	5,000	100%

(1)	Percentage based upon 100,000 shares of Series A Preferred Stock issued and outstanding as of the Record Date.

Series C Preferred Stock Votes

Name	Number of Votes	Percentage of Total Votes (1)

Anshu Bhatnagar	1,000,000,000	62.5%
TOTAL	1,000,000,000	62.5%

(1)	Percentage based upon 160,000 shares of Series C Preferred Stock issued and outstanding as of the Record Date.

Pursuant to Rule 14c-2 under the Exchange Act, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the Stockholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on or about *, 2018.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

This Information Statement will serve as written notice to Stockholders pursuant to the laws of the State of Delaware.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of the Record Date:

●	by each person who is known by us to beneficially own more than 5% of our Common Stock;

●	by each of our officers and directors; and

●	by all of our officers and directors as a group.

Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power and that person’s address is c/o RealBiz Media Group, Inc., 9841 Washingtonian Boulevard, #390, Gaithersburg, MD 20878.

NAME OF OWNER	NUMBER OF SHARES OWNED (1)	PERCENTAGE OF COMMON STOCK (2)
Anshu Bhatnagar (3)	1,000,005,000	79.83%
Piyush Munot	0	0
Michael O’ Gorman	0	0
Thomas Butler Fore	0	0
Officers and Directors as a Group (4 persons)	1,000,005,000	79.83%
5% Holders
Rogers Family Trust (4)	25,115,163	9.94%

* less than 1%

(1) Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of the Record Date are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(2) Percentage based upon 252,587,588 shares of Common Stock issued and outstanding as of the Record Date.

(3) Represents (i) 5,000 shares of Common Stock underlying Series A Preferred Stock and (ii) 10,000,000 shares of Common Stock underlying Series C Preferred Stock.

(4) Roy L. Rogers is the Trustee of Rogers Family Trust and in such capacity has voting and dispositive power over the securities held by such entity.

PROPOSAL 1:

APPROVAL OF AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED SHARES OF COMMON STOCK TO 1,500,000,000 FROM 1,000,000,000

On November 30, 2017, the Board of Directors and the Stockholders holding a majority of the Company’s outstanding voting capital stock approved, by written consent in lieu of a meeting, an amendment to the Company’s Certificate of Increase to effectuate the Common Stock Increase. The Common Stock Increase will become effective upon the filing of an amendment to our Certificate of Incorporation with the Secretary of State of Delaware (the “Amendment”); provided, however, that the Corporate Action will become effective no sooner than 20 days after we mail this notice and the accompanying Information Statement to our Stockholders.

The form of Amendment to be filed with the Secretary of State of the State of Delaware is set forth as Appendix A to this Information Statement (subject to any changes required by applicable law).

The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current Stockholders’ percentage ownership interest in the total outstanding shares of Common Stock. This Common Stock Increase and the creation of additional shares of authorized Common Stock will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock will remain unchanged under this Amendment.

Reasons for the Amendment

The Board believes that the availability of additional authorized shares of Common Stock will provide the Company with additional flexibility to issue Common Stock for a variety of general corporate purposes as the Board may determine to be desirable including, without limitation, stock splits (including splits effected through the declaration of stock dividends), raising capital, future financings, investment opportunities, acquisitions, or other distributions.

Effects of the Amendment

Following the filing of the Amendment with the Delaware Secretary of State, we will have the authority to issue 500,000,000 additional shares of Common Stock. These shares may be issued without stockholder approval at any time, in the sole discretion of our Board of Directors. The authorized and unissued shares may be issued for cash or for any other purpose that is deemed in the best interests of the Company. In addition, the Amendment could have a number of effects on the Company’s stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent stockholders. Similarly, the issuance of additional shares to certain persons allied with the Company’s management could have the effect of making it more difficult to remove the Company’s current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device. The Amendment has been prompted by business and financial considerations.

The Amendment will not change the number of shares of Common Stock outstanding, nor will it have any immediate dilutive effect or change the rights of current holders of the Company’s Common Stock. However, the issuance of additional shares of Common Stock authorized by the Amendment may occur at times or under circumstances as to have a dilutive effect on earnings per share, book value per share or the percentage voting or ownership interest of the present holders of the Company’s Common Stock.

Procedure for Implementing the Amendment

The increase in authorized Common Stock will become effective upon the filing or such later time as specified in the filing of the Amendment with the Delaware Secretary of State. The form of the Amendment is attached hereto as Appendix A. The exact timing of the filing of the Amendment will be determined by our Board of Directors based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders.

ANNUAL REPORT

Our Annual Report on Form 10-K for the fiscal year ended October 31, 2016 (the “Annual Report”), as filed with the SEC, excluding exhibits, is being mailed to Stockholders with this Information Statement. We will furnish any exhibit to our Annual Report free of charge to any stockholder upon written request to the Company at 9841 Washingtonian Boulevard, #390, Gaithersburg, MD 20878, Attn: CEO. The Annual Report is incorporated in this Information Statement. You are encouraged to review the Annual Report together with subsequent information filed by the Company with the SEC and other publicly available information.

COST OF INFORMATION STATEMENT

The Company is making the mailing and will bear the costs associated therewith. There will be no solicitations made. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending the Information Statement to beneficial owners of the Company’s voting securities.

STOCKHOLDER PROPOSALS

The Company’s Board of Directors has not yet determined the date on which the next annual meeting of stockholders will be held. Any proposal by a stockholder intended to be presented at the Company’s next annual meeting of stockholders must be received at the Company’s offices a reasonable amount of time prior to the date on which the information or proxy statement for that meeting is mailed to stockholders in order to be included in the Company’s information or proxy statement relating to that meeting.

DELIVERY OF INFORMATION TO A SHARED ADDRESS

If you and one or more Stockholders share the same address, it is possible that only one Information Statement was delivered to your address. Any registered stockholder who wishes to receive a separate copy of the Information Statement at the same address now or in the future may mail a request to receive separate copies to the Company at 9841 Washingtonian Boulevard, #390, Gaithersburg, MD 20878, Attn: CEO, or call the Company at (301) 329-2702 and we will promptly deliver the Information Statement to you upon your request. Stockholders who received multiple copies of this Information Statement at a shared address and who wish to receive a single copy may direct their request to the same address.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. You can identify our forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions. The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements. You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

WHERE YOU CAN FIND MORE INFORMATION ABOUT THE COMPANY

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy any materials that the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website that contains information we file electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates.

By Order of the Board of Directors

/s/ Anshu Bhatnagar
Anshu Bhatnagar
Chief Executive Officer and Chairman of the Board

Gaithersburg, MD
*, 2018

APPENDIX A

Certificate of Amendment

of

Certificate of Incorporation

of

RealBiz Media Group, Inc.

Under Section 242 of the Delaware General Corporation Law

RealBiz Media Group, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) hereby certifies as follows:

FIRST: The Certificate of Incorporation of the Corporation is hereby amended by replacing Article FOURTH in its entirety with the following:

ARTICLE IV

4.01 Authorized Capital Stock. The total number of shares of stock the Company is authorized to issue shall be one billion six hundred twenty five million (1,625,000,000) shares. This stock shall be divided into two classes to be designated as “Common Stock” and “Preferred Stock”.

4.02 Common Stock. The total number of authorized shares of Common Stock shall be one billion five hundred million (1,500,000,000) shares with par value of $0.001 per share.

4.03 Preferred Stock. The total number of authorized shares of Preferred Stock shall be one hundred twenty five million (125,000,000) shares with par value of $0.001 per share. The board of directors of the Company is hereby expressly authorized to provide, out of the unissued shares of Preferred Stock, for one or more series of preferred stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of preferred stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

SECOND: The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware by the vote of a majority of each class of outstanding stock of the Corporation entitled to vote thereon.

IN WITNESS WHEREOF, I have signed this Certificate this __ day of ________, 2017

Anshu Bhatnagar, CEO